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                                                                   EXHIBIT 99.1


    CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Bill J. Lam, Chief Executive Officer of Horizon Offshore, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The annual report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such Report.


                                                /s/ BILL J. LAM
                                                -------------------------------
                                                Bill J. Lam
                                                Chief Executive Officer